UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 2, 2005

RELIANT ENERGY, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-16455	76-0655566
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Main Street Houston, Texas		77002
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 497-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this Current Report on Form 8-K (Form 8-K) and in the exhibit included as part of this report, “Reliant Energy” refers to Reliant Energy, Inc., and “we,” “us” and “our” refer to Reliant Energy, Inc. and its subsidiaries.

Item 2.02.  Results of Operations and Financial Condition.

Earnings Release and Investor Presentation.

On August 3, 2005, we issued a press release with attached financial tables (earnings release) setting forth our earnings for the quarterly period ended June 30, 2005.  A copy of the earnings release is attached as Exhibit 99.1 to this report.

In our earnings release and in the investor presentation captioned “Reliant Energy – Second Quarter 2005 Earnings Teleconference” published on our corporate website in conjunction with the release of earnings, we use a number of non-GAAP measures.  As defined in Regulation G, “Conditions for Use of Non-GAAP Financial Measures,” a non-GAAP financial measure is a numerical measure of a company’s historical or future performance, financial position or cash flow that excludes (includes) amounts, or is subject to adjustments that have the effect of excluding (including) amounts, that are included (excluded) in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles (GAAP).

The non-GAAP financial measures and other reported adjusted items in our earnings release and investor presentation are used in addition to, and in conjunction with, results presented in accordance with GAAP.  These non-GAAP financial measures should not be relied upon to the exclusion of GAAP financial measures.  These non-GAAP financial measures reflect an additional way of viewing aspects of our operations that, when viewed with our GAAP results and the accompanying reconciliations to corresponding GAAP financial measures, may provide a more complete understanding of factors and trends affecting our business.  We strongly encourage investors to review our consolidated financial statements and publicly filed reports in their entirety and to not rely on any single financial measure.  Non-GAAP financial measures are not standardized; therefore, it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures having the same or similar names.

In this Form 8-K, we discuss each of the non-GAAP measures that appears in our earnings release and investor presentation and summarize the reasons why our management believes that these measures provide useful information regarding our financial condition, results of operations and cash flows, as applicable.  To the extent material, we also discuss the additional purposes, if any, for which these measures are used.

Copies of this report, the earnings release and investor presentation are available on our website found at http://www.reliant.com/corporate in the investor relations’ section.

Non-GAAP Measures.

“Contribution Margin” and “Adjusted Contribution Margin.”  In our earnings release, we use the non-GAAP financial measures “contribution margin” and “adjusted contribution margin.”  We define each of these measures as follows:

•                  Contribution margin is total revenues less (a) fuel and cost of gas sold, (b) purchased power, (c) operation and maintenance, (d) selling and marketing and (e) bad debt expense.

•                  Adjusted contribution margin is contribution margin adjusted to include or exclude (as applicable) the items described below under “Adjusted Gross Margin” and “Adjusted Income (Loss) from Continuing Operations.”

We believe that contribution margin and adjusted contribution margin are meaningful to investors, analysts, rating agencies, banks and other parties since our management uses these measures in evaluating the performance of our two business segments, retail energy and wholesale energy.  In addition, we believe these measures are useful to parties evaluating our segment performance and comparing our results to other companies that have similar business operations.

The most directly comparable GAAP measure to contribution margin is operating income (loss).  A reconciliation of contribution margin to operating income (loss) is set forth in the attachment to our earnings release.

“Gross Margin” and “Adjusted Gross Margin.”  In our earnings release and investor presentation, we use the non-GAAP financial measures “gross margin” and “adjusted gross margin” to analyze the results of operations of our business segments.  We define gross margin as total revenues less (a) fuel and cost of gas sold and (b) purchased power.  Adjusted gross margin is gross margin adjusted to exclude the items below:

•                  Changes in California-Related Receivables and Reserves.  In each reported period, we excluded the impact of changes in receivables and reserves relating to energy sales in California from October 2000 through June 2001.  Because of the unique and non-recurring nature of the transactions, market conditions and regulatory events that underlie the changes in receivables and reserves, our management believes that excluding this item (a) is useful to investors, analysts and others in facilitating their analysis of our results of operations from one period to another and (b) provides a more meaningful representation of our results of operations on an ongoing basis.  For additional information, see notes 14(a) and 14(b) to the consolidated financial statements in our Form 10-K for the year ended December 31, 2004.

•                  Unrealized Gains/Losses on Energy Derivatives.  In each reported period, we have excluded the impact of “Unrealized Gains/Losses on Energy Derivatives” as described below.  We enter into transactions to hedge the economics of our business operations such as buying power supply for our retail business, selling the output of and buying fuel for our power plants, as well as hedging legacy trading positions and optimization of gas transport and storage positions.  Certain of these hedging transactions use mark-to-market accounting, which requires us to record gains/losses related to future periods based on current changes in forward commodity prices.  We refer to these gains and losses prior to settlement as “unrealized gains/losses on energy derivatives.”  In certain cases, the related underlying transactions being hedged receive accrual accounting treatment, resulting in a mismatch of accounting treatments.  Since the application of mark-to-market accounting has the effect of pulling forward into current periods non-cash gains/losses relating to future delivery periods, analysis of results of operations from one period to another can be difficult.  Accordingly, our management believes that excluding these unrealized gains/losses (a) is useful to investors, analysts and others in facilitating their analysis of our results of operations from one period to another and (b) provides a more meaningful representation of our economic performance in the reporting period.

•                  Gains Recorded in Prior Periods that Were Realized/Collected (EITF No. 02-03).  In the first and second quarters of 2004, we included income recorded by us prior to 2003 under certain contracts accounted for under the mark-to-market method of accounting with respect to deliveries of electricity in the current period.  Since we currently apply the accrual method of accounting to these types of contracts, our management believes that including this income in the delivery period in which it was realized/collected for such contracts (a) is useful to investors, analysts and others in facilitating their analysis of our results of operations from one period to another and (b) provides a more meaningful representation of our results of operations in that including this income is consistent with our current accounting treatment for these types of energy sale contracts.  For additional information, see note 2(d) to the consolidated financial statements in our Form 10-K for the year ended December 31, 2004.  In the first and second quarters of 2005, the amounts recorded under EITF No. 02-03 relating to these particular contracts were immaterial.

The most directly comparable GAAP measure to gross margin and adjusted gross margin is operating income (loss).  A reconciliation of gross margin to consolidated operating income (loss) is set forth in the attachment to our earnings release.

“Adjusted Income (Loss) from Continuing Operations.”  In our earnings release and investor presentation, we use the non-GAAP financial measure “adjusted income (loss) from continuing operations” to evaluate our financial condition and results of operations on a consolidated basis.  Adjusted income (loss) from continuing operations is income (loss) from continuing operations adjusted to exclude the items listed below.  We also use this measure in communications with investors, analysts, rating agencies, banks and other parties.  We believe that this measure is useful to these parties for the reasons set forth below.

•                  Gains Recorded in Prior Periods that Were Realized/Collected (EITF No. 02-03).  See discussion above under “Gross Margin” and “Adjusted Gross Margin.”

•                  Changes in California-Related Receivables and Reserves.  See discussion above under “Gross Margin” and “Adjusted Gross Margin.”

•                  Unrealized Gains/Losses on Energy Derivatives.  See discussion above under “Gross Margin” and “Adjusted Gross Margin.”

•                  2004 Severance and Restructuring Charges.  In the first and second quarters of 2004, we excluded severance and certain restructuring charges incurred in connection with our cost reduction programs.  The cost reduction programs related to a specific plan to reposition the company to capitalize on industry restructuring during 2004.  Because the level of these costs is not representative of our ongoing business operations, our management believes that excluding these costs is useful in that it provides a more meaningful representation of our results of operations on an ongoing basis.

•                  Equipment Impairment Related to Turbines and Generation Assets.  In the second quarter of 2004, we recognized a $16 million pre-tax-impairment loss for generators and turbine equipment originally purchased in September 2002 for use in a generation project.  The project was subsequently abandoned and the equipment held for possible resale.  Because our normal business operations do not involve the purchase and sale of generators and turbines, and associated marketing risks, our management believed that excluding the related expense of this item recorded in the second quarter of 2004 was useful to investors, analysts and others because it provides a more meaningful representation of our results of operations on an ongoing basis.  For additional information, see note 2(g) to the consolidated financial statements in our Form 10-K for the year ended December 31, 2004.

•                  Settlement of Shareholder Class Action Lawsuits.  In the second quarter of 2005, we excluded charges incurred in connection with the settlement of class action lawsuits against us for claims alleging violations of securities laws.  Because the level of these charges is not representative of our ongoing business operations, our management believes that excluding these charges is useful in that it provides a more meaningful representation of our results of operations on an ongoing basis.  For additional information, see note 14(a) to the consolidated financial statements in our Form 10-K for the year ended December 31, 2004.

“Free Cash Flow.”  In our earnings release and investor presentation, we use the non-GAAP financial measure “Free Cash Flow.”  We define free cash flow as operating cash flow excluding accounts receivable factoring, changes in margin deposits and 2004 cash severance and restructuring costs less capital expenditures.  Free cash flow may not be representative of the amount of residual cash flow that is available to us for discretionary expenditures, since it may not include deductions for all non-discretionary expenditures.  Our management believes, however, that free cash flow is a useful measure in that it provides a representation of our cash level available to service debt on a normalized basis.  A reconciliation of historical free cash flow to GAAP operating cash flow from continuing operations is included in the earnings release and investor presentation.  Our earnings release and investor presentation also include our projection for free cash flow from continuing operations in 2005.  However, there are no GAAP financial measures accessible on a forward-looking basis for future changes in cash margin deposits.  We cannot estimate at this time the impact of such changes; however, these items could be material to future operating cash flow from continuing operations.

“EBITDA” and “Adjusted EBITDA.”  In our earnings release and investor presentation, we use the non-GAAP financial measures, “earnings (loss) before interest, taxes, depreciation and amortization (EBITDA)” and/or “adjusted EBITDA” in connection with the presentation of certain forward-looking financial information.  Adjusted EBITDA includes the adjustments identified above under “Adjusted Income (Loss) from Continuing Operations” and “Adjusted Gross Margin.”  We believe that EBITDA and adjusted EBITDA provide a meaningful representation of our operating performance, which we use to communicate with investors, analysts and others about earnings outlook and results.  In addition, many analysts and investors use EBITDA to evaluate financial performance. The most directly comparable GAAP measure to EBITDA and adjusted EBITDA is income (loss)

from continuing operations.  A reconciliation of these measures to income (loss) from continuing operations is set forth in our earnings release.  Certain factors that could affect GAAP financial measures are not accessible on a forward-looking basis.  These factors include future unrealized gains/losses on energy derivatives, mothball/retirements and legal and regulatory settlements.  We cannot estimate at this time the impact of these factors; however, these items could be material.

“Adjusted Net Debt-to-Adjusted EBITDA.”  In our investor presentation, we use the non-GAAP financial measure “Adjusted Net Debt-to-Adjusted EBITDA” in the description of one of our strategic corporate objectives relating to the reduction of costs in order to achieve an adjusted net debt-to-adjusted EBITDA target of 3.0 times or lower by the end of year 2006.  The items that comprise the GAAP financial measures for adjusted net debt-to-adjusted EBITDA as of the end of 2006 are not accessible on a forward-looking basis.  However, these items could be material to our future adjusted net debt-to-adjusted EBITDA calculation.  Adjusted net debt is debt plus certain operating lease commitments and our portion of an equity investment’s debt less cash, restricted cash and net margin deposits on energy trading and hedging activities.  Adjusted EBITDA includes the adjustments identified above under “Adjusted Income (Loss) from Continuing Operations” and “Adjusted Gross Margin.”

Additional Non-GAAP Measures.

In the financial tables attached to our earnings release, several additional GAAP financial measures are adjusted for certain of the reported periods.  The adjusted measures, including the items excluded, are as follows:  “Operation and Maintenance” (severance and restructuring charges), “Selling and Marketing” (severance and restructuring charges), “Other General and Administrative” (severance and restructuring charges), “Depreciation and Amortization” (accelerated depreciation on retired generation assets and equipment impairment related to turbines and generators), “General and Administrative” (settlement of shareholder class action lawsuits), “Interest Income” (California-related interest income) and “Interest Tax Expense” (tax adjustments).  We believe that adjusting each of these measures provides a meaningful representation of our ongoing operating performance, which we use to communicate with investors, analysts and others about earnings outlook and results.  For additional information about these items, see our discussion elsewhere in this Form 8-K.

Item 4.02.  Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On August 2, 2005, we concluded that we should reclassify certain parts of our unaudited interim financial statements for the three months ended March 31, 2005, to correct offsetting classification errors.  The errors related to transactions in our wholesale energy segment that should have been reported on a net basis in our consolidated statement of operations for the three months ended March 31, 2005.  The transactions pertain to sales by our generation facilities to the PJM Interconnection, LLC (PJM) to meet our retail energy supply commitments in the PJM market.  In January 2005, we began to use a new corporate subsidiary to make sales in the PJM market to facilitate our efforts to continue to grow certain retail market segments.  The accounting error occurred in connection with recording these transactions in the new entity.

The misstatements had the effect of overstating revenues and purchased power by the same amount ($68 million) for the three months ended March 31, 2005.  There was no impact on (a) gross margin,  (b) contribution margin, (c) operating income, (d) loss from continuing operations or (e) net loss.  These misstatements also had no impact on our consolidated balance sheet as of March 31, 2005 or on our consolidated statement of cash flows for the three months ended March 31, 2005.

Based on our discovery of the misstatements, we concluded that the interim financial statements for the three months ended March 31, 2005 would more appropriately be represented by restating them to reflect the net basis in our consolidated statement operations.

We intend to file restated financial statements for this quarterly period to correct the error in a Form 10-Q/A as soon as practicable.  The Form 10-Q/A will reflect the following amounts in our consolidated statement of operations:

	Three Months Ended March 31, 2005
	As Restated	As Previously Reported
	(in millions)

Revenues	$1,869	$1,937
Purchased power	1,018	1,086
Total expenses (operating)	1,796	1,864
Loss from continuing operations	(25)	(25)
Net loss	(25)	(25)

The six months ended June 30, 2005 information that will be in our Quarterly Report of Form 10-Q for the quarterly period ended June 30, 2005 and in the press release included in this Form 8-K will reflect the above noted revisions.

The impact of the restatement will also be reflected in (a) note 11, (b) note 12 and (c) (i) the operational data or volumes relating to our wholesale energy segment, (ii) the wholesale energy revenues table and (iii) the wholesale energy fuel and cost of gas sold and purchased power table, each in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” as previously included in our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2005.

Our Audit Committee has discussed the matters disclosed in this filing with our independent registered public accountants, Deloitte & Touche LLP.

Item 9.01.  Financial Statements and Exhibits.

(c)           The following exhibits are furnished herewith:

99.1—Press Release dated August 3, 2005

CAUTIONARY STATEMENTS REGARDING FORWARD-LOOKING INFORMATION

The earnings release filed as an exhibit to this Form 8-K and the investor presentation captioned “Reliant Energy – Second Quarter 2005 Earnings Teleconference,” which is posted on our corporate website, contain “forward-looking statements.  Forward-looking statements are statements that contain projections, estimates or assumptions about our revenues, income and other financial items, our plans for the future, future economic performance, transactions and dispositions and financings related thereto.  Forward-looking statements relate to future events and anticipated revenues, earnings, business strategies, competitive position or other aspects of our operations or operating results.  In many cases you can identify forward-looking statements by terminology such as “anticipate,” “estimate,” “believe,” “continue,” “could,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target” and other similar words.  However, the absence of these words does not mean that the statements are not forward-looking.

We have based our forward-looking statements on management’s beliefs and assumptions based on information available to management at the time the statements are made.  Actual results may differ materially from those expressed or implied by forward-looking statements as a result of many factors or events, including legislative and regulatory developments, the outcome of pending lawsuits, governmental proceedings and investigations, the effects of competition, financial market conditions, access to capital, the timing and extent of changes in commodity prices and interest rates, weather conditions, changes in our business plan and other factors we discuss in our other filings with the Securities and Exchange Commission, including the following:

•                  Fluctuations in commodity prices;

•                  The impact of competition;

•                  “Market usage adjustments” resulting from revisions to prior period estimates related to customer usage in the Electric Reliability Council of Texas Independent System Operator, PJM and supply costs;

•                  Weather conditions;

•                  Changes in wholesale market conditions;

•                  Plant availability, including limitations on plant capacity, which could restrict our ability to capitalize on increased demand for electricity; and

•                  Changes in operating and maintenance expenses.

For additional information regarding these risks and uncertainties, see our other filings with the Securities and Exchange Commission, including the discussions under “Management’s Discussion and Analysis of Financial Condition and Results of Operation” in our Annual Report on Form 10-K for the year ended December 31, 2004.

Each forward-looking statement speaks only as of the date of the particular statement and we undertake no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

The information in Item 2.02 and Exhibit 99.1 of this Form 8-K is being furnished, not filed.  Accordingly, the information will not be incorporated by reference into any registration statement filed by Reliant Energy under the Securities Act of 1933, as amended, unless specifically identified as being incorporated therein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RELIANT ENERGY, INC.
(Registrant)

Date: August 3, 2005	By:	/s/ Thomas C. Livengood
Thomas C. Livengood
Senior Vice President and Controller

EXHIBIT INDEX

Exhibit Number	Exhibit Description

99.1	Press release issued by Reliant Energy, Inc. on August 3, 2005.